                                                                 Exhibit 10.17.2


                 AMENDMENT NO. 3 TO RECEIVABLES SALE AGREEMENT

                  THIS AMENDMENT NO. 3 TO RECEIVABLES SALE AGREEMENT, dated as of April 30, 2004, is by and among Weatherproofing Technologies, Inc., a Delaware corporation, DAP Products Inc., a Delaware corporation, The Testor Corporation, an Ohio corporation, Zinsser Co., Inc., a New Jersey corporation, Tremco Incorporated, an Ohio corporation, Rust-Oleum Corporation, an Illinois corporation, The Euclid Chemical Company, an Ohio corporation, and Republic Powdered Metals, Inc., an Ohio corporation (each of the foregoing, an "EXISTING ORIGINATOR" and collectively, the "EXISTING ORIGINATORS"), Tremco Barrier Solutions, Inc., a Delaware corporation f/k/a Koch Waterproofing Solutions, Inc. (the "NEW ORIGINATOR" and, together with the Existing Originators, the "ORIGINATORS"), and RPM Funding Corporation, a Delaware corporation ("BUYER"), and pertains to that certain Receivables Sale Agreement dated as of June 6, 2002, by and among the Existing Originators and Buyer, as heretofore amended (the "AGREEMENT"). Unless defined elsewhere herein, capitalized terms used in this Agreement shall have the meanings assigned to such terms in EXHIBIT I thereto (or, if not defined in Exhibit I thereto, the meanings assigned to such terms in EXHIBIT I to the Purchase Agreement referred to therein).

                             PRELIMINARY STATEMENTS

         The New Originator wishes to become an Originator under the Agreement and to sell Receivables and Related Security to the Buyer.

         The Buyer is willing to purchase Receivables and Related Security from the New Originator from and after the date hereof pursuant to the Agreement.

         Each of the other parties hereto is willing to consent to the New Originator's addition as an Originator, on the terms and subject to the conditions set forth in the Agreement as modified hereby.

         Accordingly, the parties hereby agree to modify the Agreement as hereinafter set forth.

                  NOW, THEREFORE, in consideration of the premises and the other mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  1. Amendments.

                  (a) The New Originator is hereby added as an Originator under the Agreement; PROVIDED, HOWEVER, that solely insofar as the New Originator is concerned: (a) any reference in the Agreement to "the date hereof" or "the date of this Agreement" shall be deemed to be references to the date of this Amendment, and (b) the "INITIAL CUTOFF DATE" for the New Originator shall be deemed to be the Business Day preceding the date of this Amendment.

         (b) Exhibit II to the Agreement is hereby amended to add the following information thereto:

NAME OF ORIGINATOR              STATE OF          FEDERAL          FORMER CORPORATE, TRADE, OR
ADDRESS OF CHIEF                INCORPORATION     EMPLOYEE         ASSUMED NAMES
EXECUTIVE OFFICE AND            ORGANIZATION      IDENTIFICATION
RECORDS                         NUMBER            NUMBER
Tremco Barrier Solutions, Inc.  Delaware          48-1238858       Koch Waterproofing Solutions, Inc.
6420 E. Main Street                                                6420 E. Main Street
Reynoldsburg, Ohio 43068        #3322911                           Reynoldsburg, Ohio 43068




                  (c) Exhibit III to the Agreement is hereby amended to add the following information thereto:

------------------------------------------------------------------------------------------
ORIGINATOR NAME                    POST OFFICE BOX ADDRESS         CORRESPONDING ACCOUNT
------------------------------------------------------------------------------------------
Tremco Barrier Solutions, Inc.   P.O. Box 931111, Cleveland,            #200-3117
                                        OH 44193
------------------------------------------------------------------------------------------


                  2. Representations. In order to induce the other parties hereto to consent to this Amendment: (a) the New Originator hereby makes each of the representations and warranties set forth in Section 2.1 of the Agreement, and (b) each of the Existing Originators hereby confirms that, as of the date of this Amendment, no event has occurred and is continuing that will constitute a Termination Event or a Potential Termination Event.

                  3. Condition Precedent. This Amendment will become effective as of the date first above written upon receipt by the Agent of (a) counterparts of this Amendment, duly executed by each of the parties hereto and consented to by the Agent, and (b) each of the other documents and opinions listed on Schedule A hereto, in form and substance reasonably satisfactory to the Agent.

                  4. Miscellaneous.

                  4.1. CHOICE OF LAW. THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS.

                  4.2. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY






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
OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT OR ANY OTHER TRANSACTION DOCUMENTS OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

                  4.3. Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns (including any trustee in bankruptcy).

                  4.4. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.







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

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

DAP PRODUCTS INC.,
THE TESTOR CORPORATION,
ZINSSER CO., INC.,
TREMCO INCORPORATED,
RUST-OLEUM CORPORATION,
THE EUCLID CHEMICAL COMPANY AND
REPUBLIC POWDERED METALS, INC.



By:  /s/ P. Kelly Tompkins
    ---------------------------------
Name:  P. Kelly Tompkins
Title: Secretary



WEATHERPROOFING TECHNOLOGIES, INC.

By:  /s/ Michael J. Drumm
    ---------------------------------
Name:  Michael J. Drumm
Title: Treasurer



TREMCO BARRIER SOLUTIONS, INC.

By:  /s/ P. Kelly Tompkins
    ---------------------------------
Name:  P. Kelly Tompkins
Title: Secretary



RPM FUNDING CORPORATION

By:  /s/ P. Kelly Tompkins
    ---------------------------------
Name:  P. Kelly Tompkins
Title: Vice President & Secretary



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

CONSENTED TO AS OF THE DATE FIRST ABOVE WRITTEN:

BANK ONE, NA, AS AGENT


By:  /s/ Sherri Gerner
    ---------------------------
     Director, Capital Markets


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

                                   SCHEDULE A

1. Copy of New Originator's Credit and Collection Policy (if different than the Credit and Collection Policies of the Existing Originators).

2.   A certificate of New Originator's [Assistant] Secretary certifying:

          (a) A copy of the Resolutions of the Board of Directors of New Originator, authorizing New Originator's execution, delivery and performance of the Amendment, the first-step agreement as amended by the Amendment and the other documents to be delivered by it thereunder;

          (b) A copy of the Organizational Documents of New Originator (also certified, to the extent that such documents are filed with any governmental authority, by the Secretary of State of Delaware on or within thirty (30) days prior to closing);

          (c) Good Standing Certificates for New Originator issued by the Secretaries of State of Delaware and each other jurisdiction where it has material operations; and

          (d) The names and signatures of the officers authorized on New Originator's behalf to execute the Amendment.

3. Pre-filing state and federal tax lien, judgment lien and UCC lien searches against New Originator in (a) its State of Incorporation, and (b) the state where its chief executive office is located.

4. A proper UCC-1 financing statement in form suitable for filing against New Originator under the Delaware UCC to perfect the ownership interests in New Originator's Receivables and Related Security contemplated by the first-step agreement. [Confirm that there's no need to make conforming amendments to the collateral description in the existing second step UCCs].

5. UCC partial releases in form suitable for filing necessary to release all security interests and other rights of any Person in the Receivables and Related Security previously granted by New Originator, together with an executed copy of any instrument of release delivered in connection therewith.

6. Amendment to the Tremco Incorporated Collection Account Agreement to add New Originator.

7. A favorable opinion of Calfee, Halter & Griswold LLP, legal counsel for New Originator, as to the matters covered in the opinion regarding the Existing Originators delivered in connection with the existing Agreement.




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

8. A letter to the Agent from the Buyer, referencing the Purchase Agreement and acknowledging that none of the New Originator's Receivables shall constitute "Eligible Receivables" (as defined therein) unless and until the Buyer delivers a "TRUE SALE" opinion and "SUBSTANTIVE CONSOLIDATION" opinion of Calfee, Halter & Griswold LLP, counsel for New Originator, with respect to the transactions contemplated by the Agreement.

9. If applicable, executed copies of (i) all consents from and authorizations by any Persons and (ii) all waivers and amendments to existing credit facilities, that are necessary in connection with New Originator's addition as an Originator under the Agreement.
























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